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Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

41-1973763 (I.R.S. Employer Identification No.)
300 East Delaware Avenue, 8th Floor Wilmington, Delaware (Address of principal executive offices)	19809 (Zip Code)
Cheryl L. Clarke U.S. Bank Trust National Association 100 Wall Street, Suite 1600 New York, NY 10005 Telephone (212) 361-6159 (Name, address and telephone number of agent for service)
LA QUINTA PROPERTIES, INC. (Exact name of Registrants as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	95-3520818 (I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600 Irving, Texas (Address of Principal Executive Offices)	75038 (Zip Code)
LA QUINTA CORPORATION (Exact name of Registrants as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	95-3419438 (I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600 Irving, Texas (Address of Principal Executive Offices)	75038 (Zip Code)

LA QUINTA PROPERTIES, INC.
8 7/8% Senior Notes Due 2011
(Title of the Indenture Securities)

FORM T-1

Item 1.    GENERAL INFORMATION.    Furnish the following information as to the Trustee.

    a)
    Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency
        Washington, D.C.

    b)
    Whether it is authorized to exercise corporate trust powers.

        Yes

Item 2.    AFFILIATIONS WITH OBLIGOR.    If the obligor is an affiliate of the Trustee, describe each such affiliation.

        None

Items 3-15    Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee

Item 16.      LIST OF EXHIBITS:    List below all exhibits filed as a part of this statement of eligibility and qualification.

    1.
    A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

    2.
    A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

    3.
    A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

    4.
    A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

    5.
    Not applicable.

    6.
    The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

    7.
    Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

    8.
    Not applicable.

    9.
    Not applicable.

        The answers to this statement related to what persons have been underwritten for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

        The answer furnished in Item 2 of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 23rd day of May, 2003.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ CHERYL L. CLARKE Name: Cheryl L. Clarke Title: Trust Officer

EXHIBIT 6

CONSENT

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned, U.S. Bank Trust National Association hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefore.

U.S. BANK TRUST NATIONAL ASSOCIATION
	By:	/s/ CHERYL L. CLARKE Name: Cheryl L. Clarke Title: Trust Officer
Dated: May 23, 2003

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of 12/31/2002

($000's)

12/31/2002
Assets
Cash and Due From Depository Institutions	$356,892
Fixed Assets	629
Intangible Assets	142,154
Other Assets	18,881

Total Assets	$518,556
Liabilities
Other Liabilities	$13,530

Total Liabilities	$13,530
Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	(1,906)

Total Equity Capital	$505,026
Total Liabilities and Equity Capital	$518,556

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association
By:	/s/ CHERYL L. CLARKE Name: Cheryl L. Clarke Title: Trust Officer
Date: May 23, 2003

QuickLinks

  Exhibit 25.1
FORM T-1
SIGNATURE
EXHIBIT 6 CONSENT
  Exhibit 7
U.S. Bank Trust National Association Statement of Financial Condition As of 12/31/2002 ($000's)